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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           ---------------------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 27, 1998


                           AAMES FINANCIAL CORPORATION
             (Exact name of Registrant as Specified in Its Charter)


Delaware                            0-19604                      95-4340340
(State or Other Jurisdiction       (Commission                  (IRS Employer
of Incorporation)                  File Number)              Identification No.)



                       350 South Grand Avenue, 52nd Floor
                          Los Angeles, California 90071
                    (Address of Principal Executive Offices)



                                 (213) 210-5000
              (Registrant's Telephone Number, Including Area Code)


                                       NA
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS

               On April 27, 1998 (the "Closing Date"), Aames Financial Corporation (the "Company") issued 2,225,865 shares of its common stock, par value $.001 per share (the "Common Stock") to Thirty-Five East Investments LLC ("Purchaser #1") and 556,466 shares of the Common Stock (collectively, the "Shares") to Turtle Creek Revocable Trust ("Purchaser #2," and together with Purchaser #1, the "Purchasers") pursuant to Stock Purchase Agreements, dated as of March 19, 1998, between the Company and each of the Purchasers. On the Closing Date, the Company also issued a warrant to purchase 2,225,865 shares of the Common Stock to Purchaser #1 and a warrant to purchase 556,466 shares of the Common Stock to Purchaser #2 pursuant to Warrant Agreements, dated as of March 19, 1998, between the Company and each of the Purchasers. The Company entered into Registration Rights Agreements, dated as of March 19, 1998, with each of the Purchasers providing them with certain registration rights with respect to the Shares, the Common Stock issuable upon exercise of the Warrants and, under certain circumstances, the Warrants.

               The Stock Purchase Agreements, Warrant Agreements and Registration Rights Agreements referred to above are attached as exhibits to this Current Report on Form 8-K.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                         AAMES FINANCIAL CORPORATION


Dated:  April 27, 1998                   By:     /s/ BARBARA S. POLSKY
                                                 ---------------------
                                                 Barbara S. Polsky
                                                 Executive Vice President,
                                                 General Counsel and Secretary


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                                  EXHIBIT INDEX


Exhibit No.        Description of Exhibit
-----------        ----------------------

     4.1           Warrant Agreement, dated as of March 19, 1998, between the
                   Company and Thirty-Five East Investments LLC

     4.2           Warrant Agreement, dated as of March 19, 1998, between the
                   Company and Turtle Creek Revocable Trust

     10.1 Stock Purchase Agreement, dated as of March 19, 1998, between the Company and Thirty-Five East Investments LLC

     10.2 Stock Purchase Agreement, dated as of March 19, 1998, between the Company and Turtle Creek Revocable Trust

     10.3 Registration Rights Agreement, dated as of March 19, 1998, between the Company and Thirty-Five East Investments LLC

     10.4 Registration Rights Agreement, dated as of March 19, 1998, between the Company and Turtle Creek Revocable Trust






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